Low Beta Tactical 500 Fund

a Series of Northern Lights Fund Trust IV

Investor Class Institutional Class

Supplement dated July 31, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated April 14, 2017

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Effective September 1, 2018, the Fund’s adviser, LGM Capital Management, LLC, has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2019 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)). will not exceed 1.80% and 1.55% of the Fund’s average daily net assets attributable to Investor Class and Institutional Class shares, respectively; subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of wavier and the expense limitation in place at the time of recapture. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. The expense limit arrangement may not be terminated during this time period without prior approval of the Fund’s Board of Trustees, on 60 days’ written notice to the adviser. All references to the Agreement in the Fund’s prospectus and SAI are updated to reflect this change.

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This Supplement, and the Fund’s Prospectus and SAI, each dated April 14, 2017, as amended, provide information that you should know before investing in a Fund and should be retained for future reference. The Prospectus, SAI, and supplements thereto have been filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-844-655-9371.